ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

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ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

Avensys Corporation
Name of merging entity

Nevada
Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Manaris Corporation
Name of surviving entity

Nevada
Jurisdiction

Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Avensys Corporation
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Manaris Corporation
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The Articles of Incorporation of the surviving corporation shall be amended as follows:

"FIRST: The name of the Corporation is Avensys Corporation."

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11 " blank sheet containing the required information for each additional entity.):

Avensys Corporation
Name of merging entity

X [signature] | President |
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Manaris Corporation
Name of surviving entity

X [signature] | Chief Executive Officer and Presid |
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF
MERGER AND REORGANIZATION

Agreement of Merger and Plan of Merger and Reorganization dated November 20, 2007 and between Manaris Corporation., a Nevada corporation ("Manaris") and Avensys Corporation, a Nevada corporation ("Avensys ").

WHEREAS, the Boards of Directors of Manaris and Avensys have resolved that Manaris and Avensys be merged under and pursuant to Chapter 92A.180 of the Nevada Revised Statutes into a single corporation, existing under the laws of the State of Nevada, in which Manaris shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the "Surviving Corporation");

WHEREAS, the authorized capital stock of Manaris consists of 500,000,000 shares of Common Stock, at $0.00001 par value ("Manaris Common Stock") of which 97,096,844 shares are issued and outstanding;

WHEREAS, the authorized capital stock of Avensys consists of 100 shares of Common Stock, at $0.0001 par value per share ("Avensys Common Stock"), of which no shares are issued and outstanding; and

WHEREAS, the respective Boards of Directors of Manaris and Avensys have approved the merger upon the terms and conditions hereinafter set forth and have approved this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained, the parties hereto hereby agree in accordance with Chapter 92A.180 of the Nevada Revised Statutes that Manaris and Avensys shall be, at the Effective Date (as hereinafter defined), merged (the "Merger") into a single corporation existing under the laws of the State of Nevada, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following terms and conditions relating to the Merger.

1. Stockholders Meetings; Filings; Effects of Merger

1.1. Action by Manaris. On or before November 20, 2007, the directors of Manaris shall adopt this Agreement unanimously in accordance with the Nevada Revised Statutes.

1.2. Action by Avensys. On or before November 20, 2007, the directors of Avensys shall adopt this Agreement unanimously in accordance with the Nevada Revised Statutes.

1.3 Filing of Certificate of Merger; Effective Date. If (a) this Agreement is adopted by the directors of Manaris, in accordance with the Nevada Revised Statutes, (b) this Agreement is adopted by the directors of Avensys, in accordance with the Nevada Revised Statutes, and (c) this Agreement is not thereafter, and has not theretofore been terminated or abandoned as permitted by the provisions hereof, than Articles of Merger shall be filed and recorded in

accordance with Chapter 92A.180 of the Nevada Revised Statutes. The Merger shall become effective at the close of business on November 28, 2007, which date and time are herein referred to as the "Effective Date."

1.4. Certain Effects of Merger. On the Effective Date, the separate existence of Avensys shall cease, and Avensys shall be merged into Manaris which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities, and duties of Avensys; and all the rights, privileges, powers, and franchises of Avensys, and all property, real, personal, and mixed, and all debts due to Avensys on whatever account, as well for stock subscriptions and all other things in action or belonging to Avensys, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and each and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Avensys, and the title to any real estate vested by deed or otherwise, under the laws of Nevada or any other jurisdiction, in Avensys, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of Avensys shall be preserved unimpaired, and all debts, liabilities, and duties of Avensys shall thenceforth attach to the Surviving Corporation, which may, in the name of Avensys, execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all Avensys' property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

Furthermore, Manaris will assume all franchise tax liabilities of Avensys with respect to the State of Nevada.

2. Surviving Corporation

2.1 Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Date shall be Avensys Corporation.

2.2. By-Laws. The By-Laws of Manaris, as in effect immediately before the Effective Date, shall be from and after the Effective Date, the By-Laws of the Surviving Corporation until amended as provided therein.

2.3. Articles of Incorporation. The Articles of Incorporation of Manaris, as the same shall be in force, shall continue to be the Articles of Incorporation of the Surviving Corporation until amended and changed pursuant to the provisions of the Nevada Revised Statutes.

2.4. Directors and Officers. The directors and officers of Manaris in office at the Effective Date shall be the members of the Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in

accordance with the By-Laws of the Surviving Corporation.

3. **Miscellaneous**

3.1. This Agreement of Merger and Plan of Merger and Reorganization may be terminated and the proposed Merger abandoned at any time before the Effective Date of the Merger, and whether before or after approval of this Agreement of Merger and Plan of Merger and Reorganization by the shareholders of Manaris and/or Avensys, by a duly adopted resolution of the Board of Directors of either corporation.

3.2. For the convenience of the parties hereto and to facilitate the filing of this Agreement of Merger and Plan of Merger and Reorganization, any number of counterparts hereof may be executed; and each such counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, this Agreement has been executed by Manaris and Avensys all on the date first above written.

Manaris Corporation

By: ______________________

John G. Fraser, President and Chief Executive Officer

Avensys Corporation

By: ______________________

John G. Fraser, President